SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 25, 2016 (March 25, 2016)

VIRTUALSCOPICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

500 Linden Oaks, Rochester, New York	14625
(Address of Principal Executive Offices)	(Zip Code)

(585) 249-6231
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On March 25, 2016, VirtualScopics, Inc. (the “Company” or “VirtualScopics”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BioTelemetry, Inc. (“BioTelemetry”) and Biotelemetry Research Acquisition Corporation, a wholly-owned subsidiary of BioTelemetry (“Merger Sub”), pursuant to which Merger Sub will, on the terms and subject to the conditions set forth therein, conduct a tender offer for all of the Company’s outstanding shares of the Company’s common stock (the “Common Stock”) at a purchase price of $4.05 per share in cash (the “Common Stock Offer”).

Simultaneously with the commencement of the Common Stock Offer, the Purchaser shall commence an offer to purchase (i) all the outstanding shares of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”) at a price per share of Series A Preferred Stock of $336.30 in cash; (ii) all outstanding shares of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”) at a price per share of Series B Preferred Stock of $336.30 in cash; and (iii) all outstanding shares of the Company’s Series C-1 Convertible Preferred Stock (the “Series C-1 Preferred Stock” and collectively with the Series A Preferred Stock and the Series B Preferred Stock, the “Preferred Stock”), at a price per share of Series C-1 Preferred Stock of $920.00 in cash (the “Preferred Stock Offer” and together with the Common Stock Offer, the “Offer”).

Following the consummation of the Offer, Merger Sub will merge with and into the Company with the Company surviving as a wholly-owned subsidiary of BioTelemetry (the “Merger”).

The Offer is subject to customary conditions, including, among other things, (i) that the number of shares of Common Stock and Preferred Stock validly tendered in accordance with the terms of the Offer and not validly withdrawn, together with any shares of Common Stock and Preferred Stock then owned by Merger Sub, shall equal at least a majority of the voting power of outstanding Common Stock and Preferred Stock (voting on an as converted to Common Stock basis), as if voting together as a single class, (ii) that the number of shares of Series C-1 Preferred Stock validly tendered in accordance with the terms of the Offer and not validly withdrawn, together with any shares of Series C-1 Preferred Stock then owned by Merger Sub, shall equal at least a majority of the outstanding shares of Series C-1 Preferred Stock; (iii) no temporary or permanent judgment issued by any governmental entity of competent jurisdiction or law or other legal restraint or prohibition preventing or prohibiting the consummation of the Merger shall be in effect; (iv) the absence of a termination of the Merger Agreement in accordance with its terms; and (v) that no event, condition, change, occurrence or development of a state of facts that has had or would have a material adverse effect on the Company shall have occurred. The Offer also is subject to other customary conditions for a transaction of this nature.

The Merger is subject to the following closing conditions: (i) Merger Sub having accepted for payment all the shares of Common Stock and Preferred Stock validly tendered and not withdrawn in the Offer and (ii) no temporary or permanent judgment issued by any governmental entity of competent jurisdiction or law or other legal restraint or prohibition preventing or prohibiting the consummation of the Merger shall be in effect.

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this type, including, among other things, a covenant of the Company not to solicit alternative transactions or to provide information or enter into discussions in connection with alternative transactions, subject to certain exceptions to allow the Company’s board of directors to exercise its fiduciary duties.

The Merger Agreement may be terminated under certain circumstances, including in specified circumstances in connection with superior proposals. Upon the termination of the Merger Agreement, under specified circumstances, the Company will be required to reimburse BioTelemetry for costs and expenses incurred in connection with the transaction in the maximum aggregate amount of $620,000.

Concurrently with the execution of the Merger Agreement, certain stockholders entered into tender and support agreements (the “Support Agreements”) with BioTelemetry and Merger Sub. Pursuant to the terms of the Support Agreements, these stockholders agreed to tender their shares in the Offer, to not solicit any other acquisition proposals and to vote their shares against any competing acquisition proposals. The shares subject to the Support Agreements comprise approximately 20% of all outstanding shares. The Support Agreements will terminate in certain circumstances, including upon termination of the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.02  Results of Operations and Financial Condition

On March 25. 2016, BioTelemetry and the Company issued a joint press release, in which the Company announced revenue for the year ended December 31, 2015. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated into this Current Report on Form 8-K by reference.

Item 5.03  Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On March 25, 2016, the Company’s Board of Directors approved an amendment to the Company’s Amended and Restated By-Laws (the “By-Laws”), which amendments became effective immediately upon their approval by the Board of Directors. Article 5 of the By-Laws was amended to grant exclusive jurisdiction over certain matters to the Court of Chancery of the State of Delaware.

The foregoing summary of the amendment to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of Section 5.10 of the By-Laws, which is attached to this report as Exhibit 3.1 and incorporated herein by reference.

Item 7.01  Regulation FD Disclosure

On March 25, 2016, BioTelemetry and the Company issued a joint press release announcing the execution of the Merger Agreement described above. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated into this Current Report on Form 8-K by reference.

Important Information

The tender offer for the outstanding common stock of the Company referred to in this document has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of common stock of the Company, nor is it a substitute for the tender offer materials that BioTelemetry and its acquisition subsidiary will file with the SEC upon commencement of the tender offer. At the time the tender offer is commenced, BioTelemetry will file a tender offer statement on Schedule TO with the SEC, and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer.  Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 and related materials with respect to the Offer and the Merger, free of charge at the website of the SEC at www.sec.gov, and from the information agent named in the tender offer materials. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at http://virtualscopics.investorroom.com.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, INCLUDING THE SOLICITATION/RECOMMENDATION STATEMENT OF THE COMPANY AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE OFFER AND THE MERGER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES PURSUANT TO THE OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY VIRTUALSCOPICS’ STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER.

Forward Looking Statements

Any statements made in this communication that are not statements of historical fact, including statements about the expected timetable for completing the transaction and VirtualScopics’ beliefs and expectations and statements about BioTelemetry’ proposed acquisition of VirtualScopics, including the timing of and closing conditions to the acquisition, and the potential effects of the acquisition on both BioTelemetry and VirtualScopics are forward-looking statements that are based on management’s beliefs, certain assumptions and current expectations and should be evaluated as such. These statements may be identified by their use of forward-looking terminology such as the words “expects,” “projects,” “anticipates,” “intends” and other similar words.  Forward-looking statements include statements that may relate to BioTelemetry’s or VirtualScopics’ plans, objectives, strategies, goals, future events, future revenues or performance, and other information that is not historical information. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected.  These risks and uncertainties include, but are not limited to, general economic, business and market conditions and the satisfaction of the conditions to closing of the proposed transaction. For a more complete discussion of certain of the risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements with respect to VirtualScopics, see the discussion of risks and uncertainties in VirtualScopics’ annual report on Form 10-K for the fiscal year ended December 31, 2014, its most recent Quarterly Report on Form 10-Q, and other SEC filings.  The forward-looking statements contained in this news release are made as of the date hereof, and VirtualScopics undertakes no obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated March 25, 2016, by and among VirtualScopics, Inc., BioTelemetry, Inc. and Biotelemetry Research Acquisition Corporation

3.1	Section 5.10 of VirtualScopics, Inc. Amended and Restated By-Laws

99.1	Joint Press Release of VirtualScopics, Inc. and BioTelemetry, Inc., dated March 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.

Date: March 25, 2016	By:	/s/ Eric Converse
	Name:	Eric Converse
	Title:	President and Chief Executive Officer

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